------------------

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed March 21, 1997 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  May 14, 1997            PARKWAY PROPERTIES, INC.

                               By  /s/ Sarah P. Clark
                               --------------------------------
                               Sarah P. Clark
                               Vice President, Chief Financial
                               Officer, Treasurer and Secretary


                           FORM 8-K/A

                    PARKWAY PROPERTIES, INC.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

                The following audited financial statement of Courtyard at Arapaho for the year ended December 31, 1996 is attached hereto.

                                                             Page
                                                             ----
Report of Independent Auditors                                  3
Statement of Rental Revenue and
     Direct Operating Expenses                                  4
Notes to Statement of Rental Revenue
     and Direct Operating Expenses                              5



          (b)  Pro Forma Consolidated Financial Statements

          The   following   unaudited  Pro   Forma   Consolidated
          Financial Statements are attached hereto.


                    PARKWAY PROPERTIES, INC.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of December 31, 1996                                    9
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Year Ended December 31, 1996                      10
Notes to Pro Forma Consolidated Financial
     Statements (Unaudited)                                    11



                 Report of Independent Auditors

The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Courtyard at Arapaho for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of Courtyard at Arapaho's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Courtyard at Arapaho for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                   /S/ Ernst & Young LLP
Jackson, Mississippi
April 17, 1997

                      Courtyard at Arapaho

                   Statement of Rental Revenue
                  and Direct Operating Expenses

                                                   Year ended
                                                December 31, 1996
                                                -----------------


Rental revenue (Note 1):
 Minimum rents................................... $2,113,070
 Reimbursed charges and other income.............     83,211
                                                  ----------
                                                   2,196,281
                                                  ----------

Direct operating expenses (Note 2):
  Utilities......................................    371,232
  Real estate taxes..............................    226,477
  Management fees (Note 3).......................     67,953
  Janitorial services and supplies...............     80,331
  Maintenance services and supplies..............    121,986
  Insurance......................................     27,045
  Administrative and miscellaneous expenses......     52,932
                                                  ----------
                                                     947,956
                                                  ----------
Excess of rental revenue over
 direct operating expenses....................... $1,248,325
                                                  ==========



                     See accompanying notes.


                      Courtyard at Arapaho

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On March 6, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited parter and a wholly-owned subsidiary is a 1% general partner purchased a three-building development known as Courtyard at Arapaho ("the Building Complex") in Richardson, Texas for $15,125,000. The development consists of a two-story atrium office building with 155,974 (unaudited) net rentable square feet and two single-story service center buildings totaling 44,752 (unaudited) net rentable square feet.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 2,083,000
                        1998           2,037,000
                        1999           1,874,000
                        2000           1,058,000
                        2001           1,058,000
                                     -----------
                                     $ 8,110,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

Two  tenants,  whose leases expire October 31, 1999 and  December
31,  2001,  accounted  for  approximately  95%  of  the  Building
Complex's 1996 rental revenue.

2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building Complex such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building Complex that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of 3% of revenues received from the operations of the Building Complex were paid to an unrelated management company.



                    PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The following unaudited pro forma consolidated balance sheet as of December 31, 1996 and pro forma consolidated statement of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 give effect to the January 7, 1997 purchase of Forum II & III, the January 28, 1997 purchase of Ashford II, the March 6, 1997 purchase of the Courtyard at Arapaho and the March 18, 1997 purchase of Charlotte Park Executive Center as well as the sale of 2,012,500 shares of common stock under its existing shelf registration statement subsequent to December 31, 1996. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Forum II & III, Ashford II, Courtyard at Arapaho and Charlotte Park Executive Center as well as the sale of 2,012,500 shares of common stock as if they had been consumated on December 31, 1996.

The pro forma consolidated statement of income sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

     BUILDING                            DATE OF PURCHASE

     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97
     Tensor                                  10/31/96
     BB&T Financial Center                   09/30/96
     Falls Pointe                            08/09/96
     Roswell North                           08/09/96
     Cherokee                                07/09/96
     Courthouse                              07/09/96
     400 Northbelt                           04/15/96
     Woodbranch                              04/15/96
     One Park 10 Plaza                       03/07/96

    In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on recently acquired properties and the December 24, 1996 sale of the Virginia Beach mortgage loan as if the transactions occurred January 1, 1996.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchase, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       DECEMBER 31, 1996
                           (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$132,309    $ 49,828    $182,137
   Accumulated depreciation.....  (9,507)          -      (9,507)
                                --------    --------    --------
                                 122,802      49,828     172,630
   Real estate held for sale
     Land.......................   5,664           -       5,664
     Operating properties.......   3,675           -       3,675
     Other non-core
     real estate assets.........     381           -         381
   Mortgage loans...............     350           -         350
   Real estate partnership......     319           -         319
                                --------    --------    --------
                                 133,191      49,828     183,019
 Interest, rents receivable
   and other assets.............   5,791           -       5,791
 Cash and cash equivalents......   8,053       1,393       9,446
                                --------    --------    --------
                                $147,035    $ 51,221    $198,256
                                ========    ========    ========
Liabilities
Mortgage notes payable
  without recourse..............$ 62,828    $      -    $ 62,828
Accounts payable and other
  liabilities...................   6,299           -       6,299
                                --------    --------    --------
                                  69,127           -      69,127
                                --------    --------    --------
Shareholders' Equity
Common stock, $.001 par value,
  69,424,000 shares authorized,
  4,257,534 shares issued in
  1996 (Pro Forma 6,270,034
  shares).......................       4           2           6
Additional paid-in capital......  52,356      51,219     103,575
Retained earnings...............  25,548           -      25,548
                                --------    --------    --------
                                  77,908      51,221     129,129
                                --------    --------    --------
                                $147,035    $ 51,221    $198,256
                                ========    ========    ========


                     See accompanying notes.



            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE YEAR ENDED 12/31/96
                              (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(6) Pro Forma
                              ---------- -------------- ---------
                           (In  thousands,  except  per  share data)
Revenues
Income from office properties...$18,840    $15,505 (a)   $34,345
Income from other real estate
  properties....................  1,773          -         1,773
Interest on mortgage loans......  1,740     (1,384)(c)       356
Management company income.......    784          -           784
Interest on investments.........    500          -           500
Dividend income.................    118          -           118
Deferred gains and other income.    324          -           324
Gains on real estate held
  for sale and mortgage loans...  9,909          -         9,909
Gain on securities..............    549          -           549
                                -------    -------       -------
                                 34,537     14,121        48,658
                                -------    -------       -------
Expenses
Office properties
  Operating expense.............  8,466      7,115 (a)    15,581
  Interest expense..............  3,526      1,600 (b)     5,126
  Depreciation and amortization.  2,444      2,002 (a)     4,446
  Minority interest.............    (28)         -           (28)
Other real estate properties
  Operating expense.............  1,379          -         1,379
Interest expense
  Notes payable to banks........    281       (281)(d)         -
  Notes payable on wrap
    mortgages...................    340       (340)(e)         -
Management company expense......    673          -           673
General and administrative......  2,982          -         2,982
                                -------    -------       -------
                                 20,063     10,096        30,159
                                -------    -------       -------
Income before income taxes...... 14,474      4,025        18,499
Income tax expense..............    103          -           103
                                -------    -------       -------
Net income......................$14,371    $ 4,025       $18,396
                                =======    =======       =======
Net income per share............$  3.92                  $  3.24
                                =======                  =======
Weighted average shares
  outstanding...................  3,662                    5,674
                                =======                  =======


                     See accompanying notes.



                    PARKWAY PROPERTIES, INC.

      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On January 7, 1997, Parkway Properties LP purchased Forum II & III for $16,425,000 from an unrelated party. The buildings consist of approximately 173,000 net rentable square feet. The purchase was funded with existing cash reserves and borrowings of $7,440,000 on a line of credit with Deposit Guaranty National Bank, Jackson, Mississippi, at a rate equal to 8.0062%.

2. On March 6, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased a three building development known as Courtyard at Arapaho for $15,125,000. The development consist of a two-story atrium office building with 155,974 net rentable square feet and two single-story service center buildings totaling 44,752 net rentable square feet. The purchase price was funded with existing cash reserves.

3. On March 18, 1997, Parkway Properties LP purchased Charlotte Park Executive Center for $16,071,000. The 30 acre master-planned office park consists of three buildings with approximately 187,207 square feet of net rentable area. The Company also purchased 17.64 acres of development land in the office park for $1,721,000. The purchases were funded with existing cash reserves.

4.   The  pro forma adjustments to the Consolidated Balance Sheet as  of  December  31,  1996 include  the  January  28,  1997 purchase of Ashford II for $2,207,000.

5.   Subsequent  to December 31, 1996, the Company completed  the sale  of 2,012,500 shares of common stock under its existing
     shelf   registration   statement   for   net   proceeds   of
     $51,221,000.

6. The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 1996 sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

          BUILDING                            DATE OF PURCHASE

          Courtyard at Arapaho                    03/18/97
          Charlotte Park Executive Center         03/18/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97
          Tensor                                  10/31/96
          BB&T Financial Center                   09/30/96
          Falls Pointe                            08/09/96
          Roswell North                           08/09/96
          Cherokee                                07/09/96
          Courthouse                              07/09/96
          400 Northbelt                           04/15/96
          Woodbranch                              04/15/96
          One Park 10 Plaza                       03/07/96

     In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on recently acquired properties as if the transactions occurred January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996.

     The effect on income and expenses from real estate properties due to the above purchases are as follows:

     (a) For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     One Park 10      $    299,000   $    160,000    $    25,000
     400 North Belt
     & Woodbranch       1,036,000        551,000         92,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000        480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000        439,000        191,000
     BB&T Financial
       Center            3,072,000      1,055,000        413,000
     Tensor                810,000        530,000         64,000
     Forum II & III      2,749,000      1,331,000        370,000
     Charlotte Park      2,616,000      1,180,000        333,000
     Ashford II            649,000        441,000         50,000
     Courtyad at
       Arapaho           2,196,000        948,000        340,000
                       -----------    -----------    -----------
                       $15,505,000    $ 7,115,000    $ 2,002,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (b) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on the buildings at the actual amounts and rates by property as if placed January 1, 1996 and is detailed below.

          Property/Placement                 Year Ended
              Date/Rate           Debt        12/31/96
          ------------------  -----------    ----------

          IBM Building
            2/96 7.78%        $ 4,800,000    $   41,000

          Waterstone
            6/96 8.00%          5,620,000       185,000

          One Park 10
            7/96 8.35%          4,700,000       196,000

          400 North Belt &
            Woodbranch
            7/96 8.25%         10,000,000       412,000

          Falls Pointe &
            Roswell North
            12/96 8.375%        9,850,000       766,000
                                             ----------
                                             $1,600,000
                                             ==========

     (c) The January 1, 1996 pro forma effect of the sale of 157 mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                           Year Ended
                                            12/31/96
                                          ------------
          Interest Income:
               Mortgage loans             $(1,384,000)

     (d) The pro forma effect of the purchases of Forum II & III, Ashford II, Courtyard at Arapaho and Charlotte Park Executive Center as well as the stock offering of 2,012,500 shares on interest expense on notes payable to banks for the year ended December 31, 1996 is a decrease of $281,000.

     (e) The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.

7. No additional income tax expenses were provided because of the Company's net operating loss carryover.

8 All per share information for the year ended December 31, 1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.


                           FORM 8-K/A

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 14, 1997

                                   PARKWAY PROPERTIES, INC.



                              BY:  /s/Sarah P. Clark
                                   Sarah P. Clark
                                   Vice President, Chief Financial
                                   Officer, Treasurer and Secretary